UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2011
THE GREENBRIER COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Oregon	1-13146	93-0816972

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (503) 684-7000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
At 8:00 A.M. on April 27, 2011, The Greenbrier Companies, Inc.’s (“Greenbrier”) previously announced cash tender offer and consent solicitation (the “Tender Offer”) for any and all of its outstanding 8 3/8% Senior Notes due 2015 (the “Notes”) expired (the “Expiration Date”). On April 27, 2011, Greenbrier issued a press release disclosing that it purchased an additional $203,000 principal amount of the Notes validly tendered pursuant to the Tender Offer after the consent payment deadline on April 12, 2011 and on or prior to the Expiration Date, resulting in an aggregate of $90,802,000 principal amount of the Notes purchased pursuant to the Tender Offer. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

99.1	Press release dated April 27, 2011 issued by The Greenbrier Companies, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GREENBRIER COMPANIES, INC. (Registrant)
Date: April 28, 2011	By:	/s/ Martin R. Baker
Martin R. Baker
Senior Vice President, General Counsel and Chief Compliance Officer

Exhibit Index

Exhibit	Description

99.1	Press release dated April 27, 2011 issued by The Greenbrier Companies, Inc.